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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        August 27, 1999
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                         RADIANCE MEDICAL SYSTEMS, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                       0-28440                 68-0328265
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(State or Other Jurisdiction           (Commission            (I.R.S. Employer
      of Incorporation)                File Number)          Identification No.)


            13700 Alton Parkway, Suite 160, Irvine, California 92618
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               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code      (949) 457-9546
                                                   -----------------------------


                                (Not Applicable)
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        On August 25, 1999, PricewaterhouseCoopers LLP was engaged as the Company's independent accountants.

        The foregoing was approved by the Audit Committee of the Board of Directors of the Company.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a) Not applicable.
        (b) Not applicable.
        (c) Not applicable



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              RADIANCE MEDICAL SYSTEMS, INC.



Date: August 27, 1999                         By: /s/ Stephen R. Kroll
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                                                  Stephen R. Kroll
                                                  Chief Financial Officer






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